UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Item I  Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/16 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment return consistent with reasonable risk
Inception Date:
October 1, 1987
Net Assets at
December 31, 2016:
$254,836,235
Portfolio
Composition at
December 31, 2016:
(Percentage of Total
Net Assets)

Cash & Other
Assets — Net 4.1%
Fixed Income 24.4%
Equity 71.5%

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), for the 12 months ended December 31, 2016.
The 12 months ended December 31, 2016 were generally positive for the Fund on an absolute basis, but it lagged its benchmark index for the annual period on a relative basis. Still, the Fund outpaced the category average return of its peers for the three-, five- and ten-year periods ended December 31, 2016 (allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 14% of its peer category for each of these time periods.
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2016, especially given the newsworthy events of the annual period.
Economic Review
For the first three quarters of 2016, U.S. Gross Domestic Product (GDP) averaged 1.9%, which was weaker than the 2.2% growth rate registered in the previous year’s first three quarters. That said, third quarter 2016 U.S. GDP came in at a better than expected 3.5%, the strongest growth rate in two years. Significant improvement in consumer spending was responsible for most of the economy’s growth, due in large part to ongoing improvement in the labor market. U.S. unemployment declined from 5.0% to 4.7%, and average hourly earnings, following a period of stagnation, began to rise modestly. Manufacturing was a major weak link, showing subpar growth, although it picked up in the final quarter of the year. According to the Atlanta Federal Reserve, the U.S. economy was on track to grow at a 2.8% percent annualized pace in the fourth quarter of 2016 following a stronger than forecasted rise in housing starts in December.
The surprise election of Donald Trump, in the fourth quarter of 2016, raised investor expectations for economic growth given policies he promised to implement in 2017 and 2018. Equity markets rallied, while bond markets saw prices drop and interest rates rise, as expectations heightened for a more hawkish Federal Reserve (Fed). (Hawkish tends to suggest higher interest rates; opposite of dovish.) Inflationary expectations also increased, pushing up interest rates. Additionally, energy prices, which had been depressed for much of the year, rallied as the Organization of the Petroleum Exporting Countries (OPEC) reached an agreement to limit production in 2017. The Consumer Price Index (CPI) started to show gains during the annual period. Headline CPI rose 2.1% year over year before seasonal adjustment as of December 2016, a figure that steadily rose since July 2016 and the largest 12-month increase since the period ending June 2014. Core inflation, which excludes food and energy, was up 2.2% in December 2016 from a year earlier. Notably, while the food segment of the CPI declined 0.2% during the 12 months ended December 31, 2016, the energy segment of the CPI rose 5.4% over the same 12-month span.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Lackluster economic growth, coupled with modest inflation, kept the Fed from tightening credit for most of the year. However, it was because of these increased inflationary pressures during the second half of the year, along with economic improvement in the fourth quarter, that the Fed decided to raise interest rates — by 0.25% — near year-end. The December 2016 interest rate hike was the first since the end of 2015. At the end of the annual period, as core inflation had hit — and surpassed — the Fed’s target of 2%, investors expected further tightening by the Fed in 2017. From a low of 1.4% reached in July 2016, the 10-year U.S. Treasury note yield finished the year at 2.45%.
Throughout 2016, even as U.S. GDP remained somewhat sluggish, the U.S. economy remained the world’s largest and seemingly most robust. While U.S. monetary policy embarked on a tightening path, the European Union, including Germany, France and Italy, as well as the Pacific Rim country of Japan maintained their easier monetary policies given persistently weak economic growth and inflation deemed too low in those regions. These accommodative monetary policies kept Europe’s interest rates low and Japan’s in negative territory, fostering, in turn, a strong appetite for U.S. bonds with their relatively more attractive yields. In addition, the strength of the U.S. dollar encouraged global investors to purchase U.S. bonds during the annual period.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, gained 11.96% during the 12 months ended December 31, 2016. Such strong performance reflected recovery in commodity prices, dividend investing and strength in cyclical sectors.
As 2016 began, U.S. and international equities experienced heightened market volatility, driven by investor concerns about global economic growth, especially the slowdown in China, and exacerbated by an oil price plunge. U.S. stocks were sent sharply lower, with the S&P 500® Index declining more than 8% during the first six weeks of the calendar year. Large-cap growth stocks performed worse than the broad U.S. equity market, as investors fled to more traditionally defensive sectors and to energy stocks. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks and as supported by an increase in oil prices and better U.S. economic data. However, the U.S. equity market then sold off sharply again with the unexpected referendum result on June 23, 2016, wherein U.K. citizens voted to exit the European Union. In the last days of the month, markets rebounded as investors digested the Brexit vote outcome.
In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her August 2016 Jackson Hole speech, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened, causing U.S. equities to sell off. In early September 2016, equities fell, as the European Central Bank disappointed markets with its lack of commitment to extend quantitative easing. There was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of the president-elect’s stated fiscal stimulus plan. When the Fed raised interest rates in December 2016 and set a more hawkish hike path for 2017, equities declined, albeit modestly, following the announcement.
Within the U.S. equity market, value stocks outperformed growth stocks by a wide margin across the capitalization spectrum. Small-cap stocks performed best, followed at some distance by mid-cap and then large-cap stocks, though each market capitalization segment of the U.S. equity market generated double-digit gains during the annual period. (All as measured by the Russell Investments indices.)
In the S&P 500® Index, the best performing sectors were energy, telecommunication services and financials, each of which posted more than 20% gains. The weakest performing sectors in the S&P 500® Index during the annual period were healthcare, real estate and consumer staples, though only healthcare posted a negative absolute return during the annual period.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index3, posted a return of 2.65% during the annual period. Interest rates rose across the entire yield curve, or spectrum of maturities, but the steepest relative rise came at the short-term end, leading to a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates took a particularly significant turn upward after the U.S. presidential election, as investor expectations were for more stimulative economic policies from then-President-elect Trump.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

More specifically, the yield on the three-month U.S. Treasury bill rose approximately 35 basis points, while the yield on the bellwether 10-year U.S. Treasury note increased approximately 18 basis points and the yield on the 30-year U.S. Treasury bond increased approximately five basis points during the annual period. (A basis point is 1/100th of a percentage point.) Expectations for tightening Fed action drove short-term interest rates higher, while the rate increase at the longer-term end of the yield curve was more modest as inflation seemed to be fairly well contained at less than 2% for most of the year.
Market volatility was modest early in the annual period, which helped keep interest rates in a well-contained trading range. As world events, including the unexpected results of both the U.K.’s vote on membership in the European Union, popularly known as Brexit, and the U.S. presidential election, heightened volatility, interest rates began to climb. Before rates moved higher later in 2016, high yield corporate bonds were attractive, as investors were eager to buy “risk” to increase overall investment income. Also, as energy prices staged a comeback, many of these high yield energy credits showed marked credit improvement, leading to expectations for a decline in the default rate. Indeed, for most of the annual period, a risk-on environment dominated, wherein higher risk asset classes posted the best returns. Consequently, the high yield corporate bond sector generated an exceptional return of more than 17% for the year, while U.S. Treasuries barely eked out a positive return of just more than 1%.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

3
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
To achieve the Fund’s objective, EULAV Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets, which Value Line, Inc. developed. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in BBB-rated debt securities, which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System in selecting securities for purchase or sale.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2016.
How did the Fund perform during the annual period?
The Fund generated a total return of 5.51% during the 12 months ended December 31, 2016. This compares to the 8.24% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund generated solid absolute gains but lagged its blended benchmark during the 12-month reporting period. The fixed income portion of the Fund outperformed the 2.65% return of the Bloomberg Barclays Index, but the equity portion of the Fund underperformed the 11.96% return of the S&P 500® Index during the annual period. Still, because the Fund was overweighted in stocks, which performed better than both fixed income and cash, asset allocation contributed positively. The benefit of having an overweight to equities more than offset the detracting effect of having an average of 4% of assets in cash during the annual period.
Several trends in the broad U.S. equity market during the annual period had an effect on the equity portion of the Fund’s relative results. First, growth-oriented stocks lagged value-oriented stocks by an especially wide margin during the annual period, which dampened the equity portion of the Fund’s relative results, as the equity portion of the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum. Second, the equity portion of the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved challenging when lower quality, more speculative stocks bounced back strongly in the final months of 2016.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the equity portion of the Fund enjoyed positive returns in all sectors, except healthcare and telecommunication services, during the annual period. However, relative to the S&P 500® Index, weak stock selection in information technology dampened relative results. Positions in Alliance Data Systems and Salesforce.com particularly disappointed. Weak stock selection and having an underweighted allocation to the financials sector, which substantially outpaced the S&P 500® Index during the annual period, also detracted. Having an overweighted allocation to the health care sector, which was the weakest in the S&P 500® Index during the annual period, hurt as well.
These detractors were partially offset by the positive contribution made by having overweighted allocations to the industrials and materials sectors, each of which significantly outpaced the S&P 500® Index during the annual period. Stock selection in the consumer discretionary sector also proved effective.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the equity portion of the Fund was hurt most by its position in regulated medical waste management services provider Stericycle, which is a component of the industrials sector. Other significant detractors from

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

results during the annual period were pharmaceutical products producer Novo Nordisk and biopharmaceuticals firm Alexion Pharmaceuticals, each of the healthcare sector. Each of these companies’ stocks declined on weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results were life science equipment provider Idexx Laboratories and agricultural machinery manufacturer Toro. Each of these companies’ stocks were boosted during the annual period by stronger than expected operating performance. A position in Clarcor, a filtration products and consumer goods packaging products manufacturer, also contributed positively, as the company saw double-digit share price gains on a takeover offer from motion control products manufacturer Parker-Hannifin.
Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we established new positions in the equity portion of the Fund in aerospace and defense company Northrop Grumman, property and casualty insurance company Chubb and information technology software and services firm Ultimate Software Group. Each of these purchases were made based on what we view as their good recent quarterly operating results and strong and consistent long-term growth records.
Among the largest deletions from the equity portion of the Fund’s portfolio during the annual period were custom information technology consulting and services provider Cognizant Technology Solutions and packaged bakery foods producer Flowers Foods because we believe each has diminished long-term growth prospects. We also sold the equity portion of the Fund’s position in Clarcor, already mentioned, after it received the takeover offer from Parker-Hannifin.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
Based on purchases and sales and individual stock appreciation and depreciation, the equity portion of the Fund’s neutral position in healthcare shifted to an overweighted allocation relative to the S&P 500® Index, and its underweighted allocation in consumer discretionary moved to a neutral weighting relative to the S&P 500® Index. There were no other material changes in the equity portion of the Fund’s sector weightings during the annual period ended December 31, 2016.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2016?
As of December 31, 2016, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and health care sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the energy, financials and information technology sectors and was rather neutrally weighted relative to the S&P 500® Index in the consumer discretionary, utilities, real estate, consumer staples and telecommunication services sectors on the same date.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the annual period. We kept the fixed income portion of the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the bulk of the increase came late in the year, following the surprise victory of Donald Trump in the November 2016 U.S. presidential election and then when the Federal Reserve (the Fed) hiked interest rates 25 basis points in mid-December 2016. (A basis point is 1/100th of a percentage point). Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation in U.S. Treasuries added value, as corporate bonds outperformed U.S. Treasuries during the annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the annual period. Among investment grade corporate

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

bonds, an emphasis on industrials, which were the best performers within the sector, and an underweight to chemicals-related issues, which lagged, further boosted relative results. The fixed income portion of the Fund also benefited from its overweight to taxable municipal bonds, which performed well.
Conversely, having an overweight to financials within the investment grade corporate bond sector detracted, as financial bonds were the worst performing segment within the sector during the annual period. Having only a modest exposure to sovereign credits also detracted. We maintained the positioning in sovereign credits given heightened global volatility amidst Brexit, terrorism and other geopolitical factors, but the sector was a reasonably strong performer during the annual period.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
We increased the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the annual period. Amongst corporate bonds, we added to the fixed income portion of the Fund’s exposure to energy-related credits and reduced exposure to the retail industry. These shifts proved beneficial as oil prices staged a comeback and brick and mortar stores lost ground to e-commerce and online retailing. We did not change the fixed income portion of the Fund’s duration notably, but we did add some exposure to the long-term end of the yield curve as inflation appeared to be well-contained.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2016?
At the end of December 2016, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2015, the Fund had weightings of approximately 71% in stocks, 25% in fixed income securities and 4% in cash equivalents. Allocation remained relatively steady during the annual period such that the Fund ended the annual period where it started. At the end of the annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. In the fixed income portion of the Fund, we do not expect to make significant changes in early 2017 in terms of duration, yield curve positioning or sector allocation.
At the end of the annual period, our asset allocation model remained positive on the stock market. If, however, stock prices move to new highs or long-term interest rates rise further, the model may well become more neutral toward stocks.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Top Ten Holdings (As of 12/31/2016) (Unaudited)
Issue	Percentage of Net Assets
IDEXX Laboratories, Inc.	2.6%
O’Reilly Automotive, Inc.	2.6%
Waste Connections, Inc.	2.4%
Mettler-Toledo International, Inc.	2.2%
AutoZone, Inc.	2.0%
TJX Companies, Inc. (The)	1.9%
Henry Schein, Inc.	1.9%
Church & Dwight Co., Inc.	1.7%
Roper Technologies, Inc.	1.7%
SBA Communications Corp. Class A	1.7%
Total	20.7%
Equity Sector Weightings vs. Index (As of 12/31/2016) (Unaudited)
Percentage of equity securities only

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2016) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 10/1/1987
Value Line Strategic Asset Management Trust	5.51%	4.92%	10.15%	6.69%	9.49%
60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index	8.24%	6.53%	9.69%	5.91%	6.61%
S&P 500® Index	11.96%	8.87%	14.66%	6.95%	9.28%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund to that of the 60/40 S&P 500® Index/Bloomberg Barclays Aggregate Bond Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2016 and held for six months ended December 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,012.90	$4.55	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
Schedule of Investments
December 31, 2016
Shares		Value
Common Stocks — 71.5%
Consumer Discretionary — 8.9%
Apparel — 0.1%
13,000	Wolverine World Wide, Inc.	$285,350
Distribution & Wholesale — 1.1%
89,000	LKQ Corp.*	2,727,850
Retail — 7.7%
6,400	AutoZone, Inc.*	5,054,656
20,000	Domino’s Pizza, Inc.	3,184,800
23,400	O'Reilly Automotive, Inc.*	6,514,794
65,000	TJX Companies, Inc. (The)	4,883,450
		19,637,700
		22,650,900
Consumer Staples — 8.6%
Agriculture — 2.2%
14,700	British American Tobacco PLC ADR(1)	1,656,249
70,000	Reynolds American, Inc.	3,922,800
		5,579,049
Beverages — 1.2%
30,000	PepsiCo, Inc.	3,138,900
Food — 2.5%
38,000	General Mills, Inc.	2,347,260
112,000	Hormel Foods Corp.	3,898,720
		6,245,980
Household Products — 1.7%
100,000	Church & Dwight Co., Inc.	4,419,000
Retail — 1.0%
16,000	Costco Wholesale Corp.	2,561,760
		21,944,689
Financials — 1.2%
Insurance — 1.2%
12,000	Arch Capital Group Ltd.*	1,035,480
16,000	Chubb, Ltd.	2,113,920
		3,149,400
Healthcare — 15.3%
Biotechnology — 0.9%
18,200	Alexion Pharmaceuticals, Inc.*	2,226,770
Electronics — 2.2%
13,200	Mettler-Toledo International, Inc.*	5,524,992
Healthcare Products — 9.0%
11,200	C.R. Bard, Inc.	2,516,192
43,200	Danaher Corp.	3,362,688
50,000	DENTSPLY SIRONA, Inc.	2,886,500
31,800	Henry Schein, Inc.*	4,824,378
55,600	IDEXX Laboratories, Inc.*	6,520,212
20,000	Thermo Fisher Scientific, Inc.	2,822,000
		22,931,970
Healthcare Services — 0.2%
8,000	Mednax, Inc.*	533,280
Shares		Value
Healthcare — 15.3% (Continued)
Pharmaceuticals — 2.2%
5,208	Allergan PLC *	$1,093,732
42,000	Express Scripts Holding Co.*	2,889,180
50,000	Novo Nordisk A/S ADR	1,793,000
		5,775,912
Software — 0.8%
44,200	Cerner Corp.*	2,093,754
		39,086,678
Industrials — 18.7%
Aerospace & Defense — 3.3%
22,000	General Dynamics Corp.	3,798,520
10,100	Northrop Grumman Corp.	2,349,058
18,200	Teledyne Technologies, Inc.*	2,238,600
		8,386,178
Commercial Services — 0.7%
48,369	IHS Markit, Ltd.*	1,712,747
Electrical Equipment — 2.7%
13,000	Acuity Brands, Inc.	3,001,180
81,575	AMETEK, Inc.	3,964,545
		6,965,725
Electronics — 0.4%
21,600	Fortive Corp.	1,158,408
Environmental Control — 3.4%
34,000	Stericycle, Inc.*	2,619,360
76,500	Waste Connections, Inc.	6,012,135
		8,631,495
Hand & Machine Tools — 0.5%
7,000	Snap-on, Inc.	1,198,890
Housewares — 1.5%
68,000	Toro Co. (The)	3,804,600
Machinery Diversified — 2.6%
24,100	IDEX Corp.	2,170,446
24,000	Roper Technologies, Inc.	4,393,920
		6,564,366
Transportation — 3.6%
60,000	Canadian National Railway Co.	4,044,000
12,600	J.B. Hunt Transport Services, Inc.	1,223,082
14,000	Kansas City Southern	1,187,900
26,000	Union Pacific Corp.	2,695,680
		9,150,662
		47,573,071
Information Technology — 8.4%
Commercial Services — 0.2%
4,900	WEX, Inc.*	546,840
Computers — 1.5%
23,000	Accenture PLC Class A	2,693,990
10,000	Apple, Inc.	1,158,200
		3,852,190

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Shares		Value
Common Stocks — 71.5% (Continued)
Information Technology — 8.4% (Continued)
Diversified Financial Services — 1.8%
8,000	Alliance Data Systems Corp.	$1,828,000
27,000	MasterCard, Inc. Class A	2,787,750
		4,615,750
Electronics — 1.6%
61,200	Amphenol Corp. Class A	4,112,640
Software — 3.3%
19,000	ANSYS, Inc.*	1,757,310
15,000	Fiserv, Inc.*	1,594,200
53,600	Salesforce.com, Inc.*	3,669,456
6,600	Ultimate Software Group, Inc. (The)*	1,203,510
		8,224,476
		21,351,896
Materials — 6.8%
Chemicals — 3.8%
44,000	FMC Corp.	2,488,640
5,100	NewMarket Corp.	2,161,584
20,000	Praxair, Inc.	2,343,800
26,000	Valspar Corp. (The)	2,693,860
		9,687,884
Commercial Services — 1.5%
33,400	Ecolab, Inc.	3,915,148
Housewares — 0.7%
18,000	Scotts Miracle-Gro Co. (The) Class A	1,719,900
Miscellaneous Manufacturer — 0.3%
9,500	AptarGroup, Inc.	697,775
Packaging & Containers — 0.5%
5,000	Ball Corp.	375,350
17,000	Crown Holdings, Inc.*	893,690
		1,269,040
		17,289,747
Real Estate — 1.5%
REITS — 1.5%
36,000	American Tower Corp. REIT	3,804,480
Telecommunication Services — 1.7%
Engineering & Construction — 1.7%
42,000	SBA Communications Corp. Class A*	4,336,920
Utilities — 0.4%
Gas — 0.4%
29,600	South Jersey Industries, Inc.	997,224
Total Common Stocks (Cost $64,934,790)		182,185,005
Principal Amount		Value
Asset-Backed Securities — 0.8%
$200,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$200,285
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	150,269
200,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(2)	200,177
250,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	256,450
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	201,758
500,000	GM Financial Automobile Leasing Trust, Series 2015-2, Class A3, 1.68%, 12/20/18	501,355
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,760
140,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	141,263
300,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	300,547
Total Asset-Backed Securities (Cost $2,064,117)		2,052,864
Commercial Mortgage-Backed Securities — 1.0%
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	101,764
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	104,307
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	251,235
59,835	FREMF Mortgage Trust, Series 2013-KF02, Class B, 3.53%, 12/25/45(2)(3)	60,025
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.74%, 9/25/46(2)(3)	101,818
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	305,585
400,000	GNMA, Series 2013-12, Class B, 2.19%, 11/16/52(3)	380,460

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Principal Amount		Value
Commercial Mortgage-Backed Securities — 1.0% (Continued)
$100,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	$104,152
162,089	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A1A, 5.75%, 2/12/51(3)	165,280
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	257,212
200,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	203,183
200,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	206,557
131,752	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 2.63%, 4/25/45(3)	132,068
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	210,910
Total Commercial Mortgage-Backed Securities (Cost $2,675,675)		2,584,556
Corporate Bonds & Notes — 12.1%
Basic Materials — 0.2%
Chemicals — 0.2%
230,000	Celanese U.S. Holdings LLC Guaranteed Notes	242,313
200,000	LYB International Finance B.V. Guaranteed Notes	208,959
125,000	Mosaic Co. (The) Senior Unsecured Notes(1)	123,976
		575,248
Communications — 1.3%
Internet — 0.4%
150,000	Amazon.com, Inc. Senior Unsecured Notes	155,437
125,000	Amazon.com, Inc. Senior Unsecured Notes	137,583
200,000	Baidu, Inc. Senior Unsecured Notes	202,099
150,000	Expedia, Inc. Guaranteed Notes	152,434
150,000	Netflix, Inc. Senior Unsecured Notes	160,500
250,000	Tencent Holdings, Ltd. Senior Unsecured Notes(2)	255,644
		1,063,697
Media — 0.6%
200,000	CBS Corp. Guaranteed Notes	201,462
200,000	Comcast Corp. Guaranteed Notes	258,229
Principal Amount		Value
Communications — 1.3% (Continued)
$250,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. Guaranteed Notes	$256,285
200,000	Discovery Communications LLC Guaranteed Notes	210,604
150,000	Scripps Networks Interactive, Inc. Senior Unsecured Notes	150,331
150,000	Thomson Reuters Corp. Senior Unsecured Notes	145,714
100,000	Time Warner, Inc. Guaranteed Notes	99,440
150,000	Time Warner, Inc. Guaranteed Notes	149,148
		1,471,213
Telecommunications — 0.3%
150,000	Orange SA Senior Unsecured Notes	147,615
200,000	T-Mobile USA, Inc. Guaranteed Notes	204,500
250,000	Telefonica Emisiones SAU Guaranteed Notes	270,959
125,000	Verizon Communications, Inc. Senior Unsecured Notes	120,739
		743,813
		3,278,723
Consumer, Cyclical — 1.4%
Auto Manufacturers — 0.4%
580,000	Ford Motor Credit Co. LLC Senior Unsecured Notes	598,560
100,000	General Motors Financial Co., Inc. Guaranteed Notes	100,627
200,000	General Motors Financial Co., Inc. Guaranteed Notes	196,797
150,000	Nissan Motor Acceptance Corp. Senior Unsecured Notes(2)	150,751
		1,046,735
Auto Parts & Equipment — 0.1%
125,000	Goodyear Tire & Rubber Co. (The) Guaranteed Notes	124,430
100,000	Magna International, Inc. Senior Unsecured Notes	103,601
		228,031
Distribution & Wholesale — 0.0%
100,000	W.W. Grainger, Inc. Senior Unsecured Notes	93,654
Home Builders — 0.2%
100,000	CalAtlantic Group, Inc. Guaranteed Notes	109,750
175,000	D.R. Horton, Inc. Guaranteed Notes	179,812
150,000	PulteGroup, Inc. Guaranteed Notes	153,375
150,000	Toll Brothers Finance Corp. Guaranteed Notes	147,375
		590,312

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Principal Amount		Value
Corporate Bonds & Notes — 12.1% (Continued)
Consumer, Cyclical — 1.4% (Continued)
Housewares — 0.1%
$200,000	Newell Brands, Inc. Senior Unsecured Notes	$202,195
75,000	Newell Brands, Inc. Senior Unsecured Notes	86,102
		288,297
Leisure Time — 0.1%
150,000	Royal Caribbean Cruises, Ltd. Senior Unsecured Notes	160,312
Lodging — 0.2%
250,000	Marriott International, Inc. Senior Unsecured Notes	249,399
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. Guaranteed Notes	256,250
		505,649
Retail — 0.3%
125,000	CVS Health Corp. Senior Unsecured Notes	123,141
100,000	L Brands, Inc. Guaranteed Notes	112,250
250,000	Nordstrom, Inc. Senior Unsecured Notes	246,343
150,000	Sally Holdings LLC/Sally Capital, Inc. Guaranteed Notes	155,813
		637,547
		3,550,537
Consumer, Non-cyclical — 1.8%
Beverages — 0.2%
200,000	Anheuser-Busch InBev Finance, Inc. Guaranteed Notes	216,174
150,000	Constellation Brands, Inc. Guaranteed Notes(1)	153,000
150,000	Dr. Pepper Snapple Group, Inc. Guaranteed Notes	149,531
		518,705
Biotechnology — 0.2%
100,000	Amgen, Inc. Senior Unsecured Notes	95,855
250,000	Celgene Corp. Senior Unsecured Notes	251,528
150,000	Gilead Sciences, Inc. Senior Unsecured Notes	150,779
		498,162
Commercial Services — 0.1%
150,000	Service Corp. International Senior Unsecured Notes	156,000
Food — 0.4%
150,000	JM Smucker Co. (The) Guaranteed Notes	148,830
100,000	Kellogg Co. Senior Unsecured Notes	97,617
Principal Amount		Value
Consumer, Non-cyclical — 1.8% (Continued)
$500,000	Kroger Co. (The) Senior Unsecured Notes	$509,680
150,000	Sysco Corp. Guaranteed Notes	151,809
200,000	Wm Wrigley Jr Co. Senior Unsecured Notes(2)	201,006
		1,108,942
Healthcare Products — 0.1%
150,000	Edwards Lifesciences Corp. Senior Unsecured Notes	152,253
100,000	St Jude Medical, Inc. Senior Unsecured Notes	100,141
		252,394
Healthcare Services — 0.3%
100,000	Aetna, Inc. Senior Unsecured Notes	100,265
150,000	DaVita, Inc. Guaranteed Notes	156,750
200,000	HCA, Inc. Guaranteed Notes	200,500
100,000	LifePoint Health, Inc. Guaranteed Notes	104,000
100,000	NYU Hospitals Center Secured Notes	104,267
100,000	Quest Diagnostics, Inc. Senior Unsecured Notes	98,810
50,000	UnitedHealth Group, Inc. Senior Unsecured Notes	52,807
		817,399
Pharmaceuticals — 0.5%
250,000	AbbVie, Inc. Senior Unsecured Notes	247,622
104,000	Actavis Funding SCS Guaranteed Notes(1)	104,601
100,000	Actavis Funding SCS Guaranteed Notes	100,423
100,000	AmerisourceBergen Corp. Senior Unsecured Notes	99,175
300,000	Express Scripts Holding Co. Guaranteed Notes(1)	322,222
100,000	Shire Acquisitions Investments Ireland DAC Guaranteed Notes	95,045
200,000	Teva Pharmaceutical Finance Netherlands III B.V. Guaranteed Notes	191,338
100,000	Zoetis, Inc. Senior Unsecured Notes	99,781
		1,260,207
		4,611,809
Energy — 1.0%
Oil & Gas — 0.5%
250,000	Chevron Corp. Senior Unsecured Notes	246,472
50,000	Concho Resources, Inc. Guaranteed Notes	51,815

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Principal Amount		Value
Corporate Bonds & Notes — 12.1% (Continued)
Energy — 1.0% (Continued)
$120,000	Devon Energy Corp. Senior Unsecured Notes	$113,363
100,000	Occidental Petroleum Corp. Senior Unsecured Notes	100,754
150,000	Occidental Petroleum Corp. Senior Unsecured Notes	156,076
245,000	Phillips 66 Guaranteed Notes	246,367
175,000	Shell International Finance B.V. Guaranteed Notes	164,196
125,000	Tesoro Corp. Guaranteed Notes(2)	126,425
150,000	Valero Energy Corp. Senior Unsecured Notes	175,555
		1,381,023
Pipelines — 0.5%
100,000	DCP Midstream Operating L.P. Guaranteed Notes	99,500
150,000	Energy Transfer Partners L.P. Senior Unsecured Notes(1)	170,677
250,000	Enterprise Products Operating LLC Guaranteed Notes	274,010
150,000	Kinder Morgan Energy Partners L.P. Guaranteed Notes	150,789
150,000	Magellan Midstream Partners L.P. Senior Unsecured Notes	140,935
175,000	Sabine Pass Liquefaction LLC Senior Secured Notes(2)	188,563
200,000	Spectra Energy Partners L.P. Senior Unsecured Notes	212,330
		1,236,804
		2,617,827
Financial — 4.5%
Banks — 2.3%
250,000	Australia & New Zealand Banking Group Ltd. Subordinated Notes(1)(2)	255,989
100,000	Banco Bilbao Vizcaya Argentaria S.A. Senior Unsecured Notes	100,506
100,000	Bancolombia S.A. Senior Unsecured Notes(1)	108,530
200,000	Bank of America Corp. MTN Senior Unsecured Notes	206,268
300,000	Bank of America Corp. MTN, Series L Senior Unsecured Notes	314,329
175,000	Bank of Nova Scotia (The) Senior Unsecured Notes	176,324
350,000	BPCE S.A. Guaranteed Notes	353,071
200,000	Capital One Financial Corp. Senior Unsecured Notes	202,604
200,000	Citigroup, Inc. Senior Unsecured Notes	199,460
Principal Amount		Value
Financial — 4.5% (Continued)
$116,000	Citigroup, Inc. Subordinated Notes	$124,952
250,000	Cooperatieve Rabobank UA Guaranteed Notes	257,180
150,000	Fifth Third Bancorp Senior Unsecured Notes	151,650
200,000	Goldman Sachs Group, Inc. (The) Senior Unsecured Notes	200,588
150,000	Goldman Sachs Group, Inc. (The) Subordinated Notes	185,227
200,000	HSBC Holdings PLC Senior Unsecured Notes	215,908
500,000	JPMorgan Chase & Co. Senior Unsecured Notes	505,565
500,000	Morgan Stanley GMTN Senior Unsecured Notes	554,068
100,000	Santander Holdings USA, Inc. Senior Unsecured Notes	99,113
100,000	UBS AG GMTN Senior Unsecured Notes	99,591
250,000	US Bancorp MTN Subordinated Notes	254,768
1,000,000	Wachovia Corp. Senior Unsecured Notes(3)	1,000,242
200,000	Wells Fargo & Co. Senior Unsecured Notes	194,611
		5,760,544
Diversified Financial Services — 0.9%
175,000	Aircastle Ltd. Senior Unsecured Notes(1)	182,656
200,000	Ally Financial, Inc. Guaranteed Notes	206,000
250,000	American Express Co. Senior Unsecured Notes(3)	250,516
250,000	Ameriprise Financial, Inc. Senior Unsecured Notes	238,600
150,000	BlackRock, Inc., Series 2 Senior Unsecured Notes	162,907
125,000	CIT Group, Inc. Senior Unsecured Notes	130,313
250,000	Discover Financial Services Senior Unsecured Notes	247,765
250,000	International Lease Finance Corp. Senior Secured Notes(2)	269,375
250,000	Nomura Holdings, Inc. GMTN Senior Unsecured Notes	252,366
250,000	Stifel Financial Corp. Senior Unsecured Notes	248,283
150,000	Synchrony Financial Senior Unsecured Notes	151,944
100,000	Synchrony Financial Senior Unsecured Notes	102,782
		2,443,507

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Principal Amount		Value
Corporate Bonds & Notes — 12.1% (Continued)
Financial — 4.5% (Continued)
Insurance — 0.4%
$150,000	Aflac, Inc. Senior Unsecured Notes	$149,633
150,000	American International Group, Inc. Senior Unsecured Notes	163,916
250,000	Berkshire Hathaway, Inc. Senior Unsecured Notes(1)	264,758
200,000	CNA Financial Corp. Senior Unsecured Notes	202,863
150,000	XLIT Ltd. Guaranteed Notes(1)	166,700
		947,870
Real Estate — 0.1%
250,000	ProLogis L.P. Guaranteed Notes	253,619
REITS — 0.8%
150,000	American Tower Corp. Senior Unsecured Notes	142,004
250,000	AvalonBay Communities, Inc. GMTN Senior Unsecured Notes	250,287
200,000	Boston Properties L.P. Senior Unsecured Notes	182,865
200,000	Crown Castle International Corp. Senior Unsecured Notes	206,918
100,000	Digital Realty Trust L.P. Guaranteed Notes	108,661
250,000	EPR Properties Guaranteed Notes	259,836
150,000	Hospitality Properties Trust Senior Unsecured Notes	149,503
250,000	Host Hotels & Resorts L.P. Senior Unsecured Notes	270,413
100,000	Kimco Realty Corp. Senior Unsecured Notes	93,357
100,000	Weyerhaeuser Co. Senior Unsecured Notes	112,259
150,000	Weyerhaeuser Co. Senior Unsecured Notes	180,435
		1,956,538
		11,362,078
Industrial — 0.6%
Building Materials — 0.1%
150,000	Owens Corning Guaranteed Notes	142,490
Electronics — 0.0%
75,000	Allegion PLC Guaranteed Notes	79,500
Machinery Diversified — 0.0%
100,000	Briggs & Stratton Corp. Guaranteed Notes	109,531
Miscellaneous Manufacturer — 0.1%
170,000	Textron, Inc. Senior Unsecured Notes	170,934
Packaging & Containers — 0.1%
150,000	Ball Corp. Guaranteed Notes	156,750
Principal Amount		Value
Industrial — 0.6% (Continued)
$150,000	Packaging Corp. of America Senior Unsecured Notes	$150,616
		307,366
Transportation — 0.3%
150,000	Burlington Northern Santa Fe LLC Senior Unsecured Notes	152,116
100,000	FedEx Corp. Guaranteed Notes	100,771
500,000	Union Pacific Corp. Senior Unsecured Notes	504,415
		757,302
		1,567,123
Technology — 0.4%
Computers — 0.1%
250,000	Apple, Inc. Senior Unsecured Notes	251,588
Semiconductors — 0.1%
150,000	Intel Corp. Senior Unsecured Notes	151,428
100,000	QUALCOMM, Inc. Senior Unsecured Notes(1)	101,752
		253,180
Software — 0.2%
125,000	Cadence Design Systems, Inc. Senior Unsecured Notes	122,567
250,000	Microsoft Corp. Senior Unsecured Notes	236,174
150,000	Microsoft Corp. Senior Unsecured Notes	159,813
		518,554
		1,023,322
Utilities — 0.9%
Electric — 0.8%
500,000	Commonwealth Edison Co.	526,984
100,000	Consolidated Edison Co. of New York, Inc. Senior Unsecured Notes	106,036
100,000	Consumers Energy Co.	100,732
250,000	Duke Energy Corp. Senior Unsecured Notes	225,052
150,000	Exelon Generation Co. LLC Senior Unsecured Notes	160,764
175,000	ITC Holdings Corp. Senior Unsecured Notes	170,003
100,000	Pacific Gas & Electric Co. Senior Unsecured Notes	97,971
150,000	PSEG Power LLC Guaranteed Notes(1)	155,043
250,000	Southern Co. (The) Senior Unsecured Notes	252,142
200,000	Southern Co. (The) Senior Unsecured Notes	197,418
		1,992,145

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Principal Amount		Value
Corporate Bonds & Notes — 12.1% (Continued)
Utilities — 0.9% (Continued)
Gas — 0.0%
$100,000	National Fuel Gas Co. Senior Unsecured Notes	$103,860
Water — 0.1%
250,000	American Water Capital Corp. Senior Unsecured Notes	245,744
		2,341,749
Total Corporate Bonds & Notes (Cost $30,942,746)		30,928,416
Foreign Government Obligations — 0.3%
250,000	Mexico Government International Bond, Senior Unsecured Notes, 5.13%, 1/15/20	268,375
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	129,844
250,000	Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	255,689
Total Foreign Government Obligations (Cost $653,769)		653,908
Long-Term Municipal Securities — 0.8%
100,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	102,268
100,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Series C, 6.34%, 7/1/39	109,513
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	177,811
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.30%, 8/1/19	252,592
400,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	405,784
130,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	151,568
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	279,065
100,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.71%, 12/1/22	110,891
Principal Amount		Value
$100,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	$124,040
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	145,865
75,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	82,889
Total Long-Term Municipal Securities (Cost $1,903,497)		1,942,286
U.S. Government Agency Obligations — 5.6%
300,000	FHLMC, 1.25%, 5/12/17	300,656
117,111	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	115,230
161,194	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	173,794
41,178	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	42,414
227,832	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	237,875
321,937	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	330,590
266,297	FHLMC Gold PC Pool #Q23725, 4.00%, 12/1/43	279,966
64,381	FHLMC Gold Pool #C04038, 3.50%, 6/1/42	66,324
23,775	FHLMC Gold Pool #G08479, 3.50%, 3/1/42	24,488
4,785	FHLMC Gold Pool #G18155, 5.00%, 10/1/21	4,993
19,945	FHLMC Gold Pool #G18160, 5.00%, 11/1/21	21,065
77,618	FHLMC Gold Pool #G18420, 3.00%, 1/1/27	79,706
20,816	FHLMC Gold Pool #J00975, 5.00%, 1/1/21	21,326
6,364	FHLMC Gold Pool #J03589, 5.00%, 10/1/21	6,526
137,318	FHLMC Pool #A96409, 3.50%, 1/1/41	141,443
108,167	FNMA Pool #254733, 5.00%, 4/1/23	117,768
238,524	FNMA Pool #255667, 5.00%, 3/1/25	259,695
2,931	FNMA Pool #745275, 5.00%, 2/1/36	3,201
10,440	FNMA Pool #890112, 4.00%, 4/1/24	11,020
177,989	FNMA Pool #890236, 4.50%, 8/1/40	191,873
6,318	FNMA Pool #910242, 5.00%, 3/1/37	6,879
6,672	FNMA Pool #975116, 5.00%, 5/1/38	7,265
304,210	FNMA Pool #995245, 5.00%, 1/1/39	331,211

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Principal Amount		Value
U.S. Government Agency Obligations — 5.6% (Continued)
$248,624	FNMA Pool #AA7720, 4.00%, 8/1/39	$261,751
120,600	FNMA Pool #AB1259, 5.00%, 7/1/40	131,555
88,423	FNMA Pool #AB2814, 4.50%, 4/1/41	95,337
59,354	FNMA Pool #AB3218, 3.50%, 7/1/31	61,242
283,557	FNMA Pool #AB4449, 4.00%, 2/1/42	299,485
392,040	FNMA Pool #AB5472, 3.50%, 6/1/42	404,264
247,238	FNMA Pool #AB6286, 2.50%, 9/1/27	247,996
355,551	FNMA Pool #AB8144, 5.00%, 4/1/37	387,925
143,243	FNMA Pool #AD2351, 4.00%, 3/1/25	151,210
450,312	FNMA Pool #AD6374, 5.00%, 5/1/40	491,349
20,089	FNMA Pool #AD7992, 4.50%, 7/1/40	21,645
3,137	FNMA Pool #AD8255, 4.50%, 9/1/40	3,381
5,085	FNMA Pool #AE0385, 4.00%, 9/1/40	5,353
4,487	FNMA Pool #AE1428, 4.50%, 8/1/40	4,844
4,768	FNMA Pool #AE5024, 4.00%, 12/1/40	5,033
68,040	FNMA Pool #AE5984, 4.50%, 10/1/40	73,496
88,415	FNMA Pool #AH3226, 5.00%, 2/1/41	96,689
304,590	FNMA Pool #AH4865, 4.50%, 2/1/41	327,661
185,593	FNMA Pool #AH5434, 4.50%, 4/1/41	199,622
90,472	FNMA Pool #AH6087, 4.50%, 3/1/41	97,670
72,706	FNMA Pool #AH6186, 4.00%, 2/1/41	76,496
7,378	FNMA Pool #AH6851, 4.50%, 4/1/41	7,935
197,124	FNMA Pool #AH8932, 4.50%, 4/1/41	212,845
111,252	FNMA Pool #AI1019, 4.50%, 5/1/41	120,165
115,076	FNMA Pool #AI1105, 4.50%, 4/1/41	124,264
93,227	FNMA Pool #AI3009, 4.00%, 6/1/26	98,219
348,687	FNMA Pool #AI3052, 3.50%, 7/1/26	363,854
22,097	FNMA Pool #AI5737, 4.50%, 6/1/41	23,768
Principal Amount		Value
$209,832	FNMA Pool #AJ6932, 3.00%, 11/1/26	$215,776
289,281	FNMA Pool #AO2961, 4.00%, 5/1/42	305,526
77,814	FNMA Pool #AO4137, 3.50%, 6/1/42	80,237
47,959	FNMA Pool #AO4299, 3.50%, 8/1/42	49,199
18,140	FNMA Pool #AO6770, 3.50%, 6/1/42	18,696
769,378	FNMA Pool #AP1340, 3.50%, 7/1/42	793,102
270,306	FNMA Pool #AQ0287, 3.00%, 10/1/42	270,229
75,529	FNMA Pool #AS3654, 4.50%, 10/1/44	81,236
87,874	FNMA Pool #AS3789, 4.50%, 11/1/44	94,569
81,454	FNMA Pool #AS6205, 3.50%, 11/1/45	83,543
338,148	FNMA Pool #AT0969, 3.00%, 4/1/43	338,051
810,856	FNMA Pool #AT8849, 4.00%, 6/1/43	853,681
167,805	FNMA Pool #AU6043, 3.00%, 9/1/43	167,227
273,276	FNMA Pool #AU7025, 3.00%, 11/1/43	273,198
233,253	FNMA Pool #AU8070, 3.50%, 9/1/43	240,435
249,291	FNMA Pool #AU8846, 3.00%, 11/1/43	249,220
76,521	FNMA Pool #AV0225, 4.50%, 10/1/43	82,342
190,650	FNMA Pool #AW5055, 3.50%, 7/1/44	196,175
111,990	FNMA Pool #AX1138, 3.50%, 9/1/44	114,885
107,200	FNMA Pool #AY2728, 2.50%, 2/1/30	107,464
71,468	FNMA Pool #AY9397, 4.00%, 10/1/45	75,170
124,602	FNMA Pool #MA0799, 4.00%, 7/1/26	131,629
179,320	GNMA, 3.00%, 4/16/39	183,547
384,100	GNMA II Pool #MA1090, 3.50%, 6/20/43	401,115
190,481	GNMA II Pool #MA1520, 3.00%, 12/20/43	193,681
89,869	GNMA II Pool #MA2445, 3.50%, 12/20/44	93,597
978,901	GNMA Pool II #4016, 5.50%, 8/20/37	1,075,865

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
Principal Amount		Value
U.S. Government Agency Obligations — 5.6% (Continued)
$165,733	GNMA Pool I #650494, 5.50%, 1/15/36	$187,000
140,788	GNMA Pool II #MA1375, 3.50%, 10/20/43	147,012
Total U.S. Government Agency Obligations (Cost $14,060,625)		14,273,769
U.S. Treasury Obligations — 3.8%
1,250,000	U.S. Treasury Bonds, 6.13%, 11/15/27	1,677,539
75,000	U.S. Treasury Bonds, 5.25%, 11/15/28	95,478
690,000	U.S. Treasury Bonds, 4.50%, 5/15/38	871,502
700,000	U.S. Treasury Bonds, 4.38%, 5/15/40	864,856
150,000	U.S. Treasury Bonds, 2.88%, 5/15/43	144,885
70,000	U.S. Treasury Bonds, 3.38%, 5/15/44	74,230
100,000	U.S. Treasury Bonds, 3.13%, 8/15/44	101,211
150,000	U.S. Treasury Bonds, 2.25%, 8/15/46(1)	126,123
100,000	U.S. Treasury Notes, 0.88%, 10/15/17	100,016
100,000	U.S. Treasury Notes, 1.88%, 10/31/17	100,836
150,000	U.S. Treasury Notes, 2.63%, 4/30/18	153,182
600,000	U.S. Treasury Notes, 1.38%, 9/30/18	602,250
900,000	U.S. Treasury Notes, 1.75%, 10/31/18	909,597
100,000	U.S. Treasury Notes, 1.00%, 8/31/19	99,059
500,000	U.S. Treasury Notes, 1.50%, 10/31/19	501,211
550,000	U.S. Treasury Notes, 1.38%, 3/31/20	547,121
350,000	U.S. Treasury Notes, 1.63%, 7/31/20	349,768
300,000	U.S. Treasury Notes, 2.63%, 8/15/20	310,195
150,000	U.S. Treasury Notes, 2.13%, 8/31/20	152,426
200,000	U.S. Treasury Notes, 2.00%, 11/30/20	202,070
100,000	U.S. Treasury Notes, 2.00%, 2/15/22	100,156
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	148,207
100,000	U.S. Treasury Notes, 1.63%, 8/15/22	97,523
100,000	U.S. Treasury Notes, 1.75%, 9/30/22	98,105
350,000	U.S. Treasury Notes, 1.63%, 4/30/23	338,516
50,000	U.S. Treasury Notes, 2.50%, 8/15/23	50,887
100,000	U.S. Treasury Notes, 2.50%, 5/15/24	101,496
350,000	U.S. Treasury Notes, 2.38%, 8/15/24	351,627
100,000	U.S. Treasury Notes, 2.00%, 8/15/25	96,867
302,526	U.S. Treasury Notes, 0.13%, 7/15/26 TIPS	292,543
Total U.S. Treasury Obligations (Cost $8,992,986)		9,659,482
Shares		Value
Short-Term Investments — 4.8%
Money Market Funds — 4.8%
10,183,740	State Street Institutional Liquid Reserves Fund	$10,183,740
2,044,205	State Street Navigator Securities Lending Government Money Market Portfolio(4)	2,044,205
Total Short-Term Investments (Cost $12,228,584)		12,227,945
Total Investments — 100.7% (Cost $138,456,789)		$256,508,231
Excess Of Liabilities Over Cash And Other Assets — (0.7)%		(1,671,996)
Net Assets — 100.0%		$254,836,235
Net Asset Value Per Outstanding Share ($254,836,235 ÷ 12,899,543 shares outstanding)		$19.76
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2016, the market value of the securities on loan was $2,006,334.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
Securities with an aggregate market value of  $2,006,334 were out on loan in exchange for $2,044,205 of cash collateral as of December 31, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

TIPS
Treasury Inflation Prorated Security

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Schedule of Investments (Continued)
December 31, 2016
The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$182,185,005	$—	$—	$182,185,005
Asset-Backed Securities	—	2,052,864	—	2,052,864
Commercial Mortgage-Backed Securities	—	2,584,556	—	2,584,556
Corporate Bonds & Notes*	—	30,928,416	—	30,928,416
Foreign Government Obligations	—	653,908	—	653,908
Long-Term Municipal Securities*	—	1,942,286	—	1,942,286
U.S. Government Agency Obligations	—	14,273,769	—	14,273,769
U.S. Treasury Obligations	—	9,659,482	—	9,659,482
Short-Term Investments	12,227,945	—	—	12,227,945
Total Investments in Securities	$194,412,950	$62,095,281	$—	$256,508,231

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Assets and Liabilities
Statement of Operations

December 31, 2016
ASSETS:
Investment securities, at value (Cost – $138,456,789) (securities on loan, at value, $2,006,334)	$256,508,231
Interest and dividends receivable	636,283
Receivable for fund shares sold	57,261
Receivable for securities lending income	2,702
Total Assets	257,204,477
LIABILITIES:
Payable upon return of securities on loan (See Note 1J)	2,044,205
Payable for fund shares redeemed	80,544
Accrued expenses:
Advisory fee	109,004
Service and distribution plan fees	58,863
Directors’ fees and expenses	13,770
Other	61,856
Total Liabilities	2,368,242
Net Assets	$254,836,235
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 12,899,543 shares)	$128,995
Additional paid-in capital	113,779,479
Undistributed net investment income	1,432,873
Accumulated net realized gain on investments and foreign currency	21,443,648
Net unrealized appreciation of investments and foreign currency translations	118,051,240
Net Assets	$254,836,235
Net Asset Value Per Outstanding Share ($254,836,235 ÷ 12,899,543 shares outstanding)	$19.76

For the Year Ended December 31, 2016
INVESTMENT INCOME:
Interest	$1,944,675
Dividends (net of foreign withholding tax of $24,670)	1,894,259
Securities lending income	20,191
Total Income	3,859,125
Expenses:
Advisory fee	1,318,381
Service and distribution plan fees	1,055,673
Auditing and legal fees	184,984
Custody and accounting fees	83,036
Directors’ fees and expenses	71,021
Professional fees	26,510
Insurance	18,436
Printing and postage	14,401
Other	5,663
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	2,778,105
Less: Service and Distribution Plan Fees Waived	(354,180)
Net Expenses	2,423,925
Net Investment Income	1,435,200
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	21,444,186
Foreign currency translations	(2,279)
21,441,907
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(8,727,768)
Foreign currency translations	(202)
(8,727,970)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	12,713,937
Net Increase in Net Assets from Operations	$14,149,137

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Statement of Changes in Net Assets

	Years Ended December 31,
	2016	2015
Operations:
Net investment income	$1,435,200	$1,600,837
Net realized gain on investments and foreign currency	21,441,907	26,298,833
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(8,727,970)	(24,580,563)
Net increase in net assets from operations	14,149,137	3,319,107
Distributions to Shareholders from:
Net investment income	(1,582,422)	(2,062,806)
Net realized gain from investment transactions	(26,317,705)	(17,885,798)
Total distributions	(27,900,127)	(19,948,604)
Share Transactions:
Proceeds from sale of fund shares	5,035,892	2,699,263
Proceeds from reinvestment of dividends and distributions to shareholders	27,900,128	19,948,604
Cost of fund shares redeemed	(35,329,198)	(58,921,989)
Net decrease in net assets from fund share transactions	(2,393,178)	(36,274,122)
Total decrease in net assets	(16,144,168)	(52,903,619)
NET ASSETS:
Beginning of year	270,980,403	323,884,022
End of year	$254,836,235	$270,980,403
Undistributed net investment income included in net assets, at end of year	$1,432,873	$1,601,837

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.87	$22.17	$23.17	$20.87	$18.52
Income/(loss) from investment operations:
Net investment income	0.12	0.14	0.15	0.12	0.19
Net gains/(losses) on securities (both realized and unrealized)	1.05	0.08	1.70	4.22	2.64
Total from investment operations	1.17	0.22	1.85	4.34	2.83
Less distributions:
Dividends from net investment income	(0.13)	(0.16)	(0.11)	(0.19)	(0.13)
Distributions from net realized gains	(2.15)	(1.36)	(2.74)	(1.85)	(0.35)
Total distributions	(2.28)	(1.52)	(2.85)	(2.04)	(0.48)
Net asset value, end of year	$19.76	$20.87	$22.17	$23.17	$20.87
Total return*	5.51%	0.88%	8.51%	21.63%	15.43%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$254,836	$270,980	$323,884	$344,502	$321,828
Ratio of gross expenses to average net assets(1)	1.05%	1.04%	1.03%	1.03%	1.04%
Ratio of net expenses to average net assets(2)	0.92%	0.90%	0.88%	0.88%	0.89%
Ratio of net investment income to average net assets	0.54%	0.53%	0.62%	0.48%	0.84%
Portfolio turnover rate	10%	6%	15%	17%	24%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements

December 31, 2016

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line Strategic Asset Management Trust seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV’’) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ’’) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE’’) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2016

•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the year ended December 31, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2016, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2016, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2016

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2016

At year end, the Fund was not invested in joint repurchase agreements.
As of December 31, 2016, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$2,006,334	$2,044,205	2,047,962

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2016.
	Remaining Contractual Maturity of the Agreements As of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$497,900	$—	$—	$—	$497,900
Corporate Bonds & Notes	1,417,117	—	—	—	1,417,117
US Treasury Security	129,188	—	—	—	129,188
Total	$2,044,205	$—	$—	$—	$2,044,205
Total Borrowings	$2,044,205	$—	$—	$—	$2,044,205
Gross amount of recognized liabilities for securities lending transactions					$2,044,205

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares sold	246,301	124,251
Shares issued to shareholders in reinvestment of dividends and distributions	1,402,721	940,972
Shares redeemed	(1,733,925)	(2,692,880)
Net decrease	(84,903)	(1,627,657)
Dividends per share from net investment income	$0.1290	$0.1570
Distributions per share from net realized gains	$2.1461	$1.3615

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2016

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2016
PURCHASES:
U.S. Treasury & Government Agency Obligations	$1,990,564
Other Investment Securities	23,975,383
Total Purchases	$25,965,947
SALES:
U.S. Treasury & Government Agency Obligations	$5,820,435
Other Investment Securities	42,015,250
Total Sales	$47,835,685

4.
Income Taxes

At December 31, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$138,457,063
Gross tax unrealized appreciation	$119,418,997
Gross tax unrealized depreciation	(1,367,829)
Net tax unrealized appreciation on investments	$118,051,168
Undistributed ordinary income	$1,432,873
Undistributed long-term gain	$21,443,922

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. At December 31, 2016, the Fund did not have any capital loss carryforwards.
The tax composition of distributions to shareholders for the years ended December 31, 2016 and December 31, 2015 were as follows:
	2016	2015
Ordinary income	$1,582,422	$2,156,458*
Long-term capital gain	26,317,705	17,792,146
	$27,900,127	$19,948,604

*
This amount includes short-term capital gains.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $21,742 and increased accumulated realized gain by $21,742. Net assets are not affected by these reclassifications.
These reclasses are primarily due to differing treatments of foreign currency translation and REITs for tax purposes.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $1,318,381 was paid or payable to the Adviser for the year ended December 31, 2016. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund, during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative

■ Value Line Strategic Asset Management Trust
Notes to Financial Statements (Continued)

December 31, 2016

services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2016, fees amounting to $1,055,673, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year periods. For the year ended December 31, 2016, the fees waived amounted to $354,180. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

■ Value Line Strategic Asset Management Trust
 Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, as of December  31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 17, 2017

■ Value Line Strategic Asset Management Trust
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2016 qualifies for the corporate dividends received deductions.
During the calendar year 2016, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2016, the Fund distributed $26,317,705 from long-term gains.
 Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Strategic Asset Management Trust
Management Information
The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 46	Trustee	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 60	Trustee	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None
James E. Hillman Age: 59	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	12	Miller/Howard Funds Trust (2014 to present)
Michael Kuritzkes Age: 56	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Digital First Inc., 2012-2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2012.	12	None
Paul Craig Roberts Age: 77	Trustee	Since 1987	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 67	Trustee	Since 1996	Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

■ Value Line Strategic Asset Management Trust
Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 46	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 38	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2   Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3  Audit Committee Financial Expert

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts. Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.  Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4  Principal Accountant Fees and Services

(a)	Audit Fees 2016 - $56,171

Audit Fees 2015 - $90,494

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2016 - $28,509

Tax Preparation Fees 2015 - $28,322

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2016 - None

Aggregate Non-Audit Fees 2015 - None

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 8, 2017